Exhibit 99.1

Alternus Clean Energy Relaunches as Aedis Energy, Building a Scalable

Platform for Onsite Power

Common stock to begin trading under the ticker symbol “ADIS” on September 17, 2026; new identity reflects the Company’s strategic shift towards distributed energy solutions for commercial and industrial customers

NEW YORK, September 1, 2026 — Aedis Energy Inc. (the “Company”), formerly Alternus Clean Energy, Inc., today announced its corporate rebranding and strategic transformation into an onsite energy generation company focused on providing Commercial & Industrial (“C&I”) customers with reliable power directly at their buildings and facilities. In connection with the name change, the Company’s common stock will begin trading under the new ticker symbol “ADIS” on the OTC Pink marketplace, effective September 17, 2026.

The name Aedis is derived from the Latin word for house or temple of power. For the Company, the name reflects its vision of housing a diversified portfolio of critical energy technologies within one platform, with the common objective of providing customers with greater control over their energy.

The relaunch marks the Company’s transition from its legacy grid-focused operations to a new strategy centered on generating energy where and when it is consumed. Aedis is already deploying onsite energy solutions that can reduce customers’ reliance on the traditional power grid while providing greater energy independence, reliability and long-term cost certainty.

The Company believes this transition comes at an important time for the global energy market. Electricity demand is increasing rapidly, driven in part by the growth of artificial intelligence, data centers, advanced manufacturing and broader electrification. At the same time, grid congestion, aging infrastructure and lengthy interconnection timelines are making it increasingly difficult for businesses to secure the additional power they need at a cost they can afford. Aedis intends to address this challenge by bringing power generation directly to customer sites.

“This is more than a name change; it represents a fundamental transformation of the Company,” said Vincent Browne, CEO of Aedis Energy. “We are making a clear transition from building a grid energy business and using this industry experience to apply ourselves to solving the critical energy needs of businesses as they face unprecedented challenges in securing energy cost effectively.

As demand continues to outpace available grid capacity in many markets, we believe onsite generation will become an increasingly important part of the energy landscape. Being technology agnostic allows us to partner with leading companies to adapt and integrate the most effective technologies through businesses we control, giving our customers greater energy independence, reliability and long-term price certainty in an increasingly volatile energy market. We believe it also places the Company at the forefront of one of the fastest-growing segments of the energy market as it benefits from the shift from grid to local generation.”

Building a Scalable Onsite Energy Platform

Aedis is pursuing both an organic and acquisition growth strategy, bringing together innovative and complementary generation, storage and energy management technologies that can be configured to the requirements of individual sites.

An initial building block of this strategy is EverOn Energy, the Company’s joint venture with Hover Energy, in which Aedis holds a 51% controlling interest. Through EverOn, Aedis is deploying Hover’s patented Wind-Powered MicrogridTM including its Microgrid Management System™, an integrated behind-the-meter solution combining rooftop wind generation, solar energy, battery storage and AI-driven energy management for commercial and industrial buildings.

The microgrid incorporates Siemens hardware with all elements managed by an agentic AI built on IBM WatsonX technology. This integrated technology stack is designed to support the management and optimization of energy generation at client sites to deliver maximum independence from the grid.

Aedis is pursuing commercial and industrial opportunities through a capital-efficient model focused on technology integration and multiple routes to market, including Energy-as-a-Service and direct sales. The Company also intends to expand its platform through controlled businesses, strategic partnerships and targeted acquisitions, providing multiple avenues for growth and the potential for long-term contracted revenues.

“Our strategy is technology agnostic, but customer specific,” Browne added. “We are not building the Company around a single product or technology. We are building a platform capable of selecting and integrating the right combination of technologies for each site. This gives customers a practical route to more resilient onsite power and gives Aedis multiple avenues for scalable growth.”

About Aedis Energy Inc.

Aedis Energy is an onsite energy generation company serving Commercial & Industrial customers. The Company takes a technology-agnostic approach, bringing together generation, storage and energy management technologies through controlled businesses, strategic partnerships and targeted acquisitions, with the objective of enabling customers to generate more of their power at the point of consumption and reduce their dependence on the traditional grid. For more information, please visit: www.Aedisenergy.com

Forward-Looking Statements

Certain statements contained in this press release are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting the Company and therefore involve several risks and uncertainties. You can identify these statements by the fact that they use words such as “will,” “anticipate,” “estimate,” “expect,” “should,” “may” and other words and terms of similar meaning or use of future dates; however, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact, including statements regarding the Company’s strategy, deployment of energy generation and storage technologies, growth through acquisitions and partnerships, and the ability to compete effectively in the onsite energy market. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors as disclosed in our filings with the Securities and Exchange Commission, accessible through the SEC’s website (http://www.sec.gov), including our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed or furnished with the SEC. In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors, including (without limitation) general industry and market conditions and growth rates, economic conditions, governmental and public policy changes, the availability of financing, technological developments in the energy sector, changes in customer demand, and the Company’s ability to successfully integrate acquisitions. The forward-looking statements included in this press release represent the Company's views as of the date of this press release and these views could change. The Company disclaims any obligation to update forward-looking statements to reflect events or circumstances after the date they are made, except as required by law. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of the press release. The contents of any website referenced in this press release are not incorporated by reference herein.

Aedis Energy Contact Information:

Aedis Energy Inc.

Email: pr@aedisenergy.com

Investor Relations:

Crescendo Communications, LLC

Tel: (212) 671-1020 Ext. 304

Email: ALCE@crescendo-ir.com